Sidoti Micro Cap Conference January 2024 NASDAQ: CWD

Forward-Looking Statements This presentation includes statements concerning CaliberCos Inc.’s (the “Company,” or “Caliber”) expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance, or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers and the audience can identify these forward-looking statements through the use of words or phrases such as "estimate,“ "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could," and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. The Company's expectations, beliefs, and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management's expectations, beliefs, or projections will be achieved or accomplished. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, factors affecting the Company’s ability to successfully operate and manage its business, including, among others, title disputes, weather conditions, shortages, delays, or unavailability of equipment and services, property management, brokerage, investment and fund operations, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in costs of operations; loss of markets; volatility of asset prices; imprecision of asset valuations; environmental risks; competition; inability to access sufficient capital; general economic conditions; litigation; changes in regulation and legislation; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks, or pest infestation; increasing costs of insurance, changes in coverage and the ability to obtain insurance; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in the Company's reports filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made or to reflect the occurrence of unanticipated events. Past performance is not indicative of future results. There is no guarantee that any specific outcome will be achieved. Investment may be speculative and illiquid and there is a total risk of loss. There is no guarantee that any specific investment will be suitable or profitable. This presentation does not constitute an offering of, nor does it constitute the solicitation of an offer to buy, securities of the Company. This presentation is provided solely to introduce the Company to the recipient and to determine whether the recipient would like additional information regarding the Company and its anticipated plans. Any investment in the Company or sale of its securities will only take place pursuant to an appropriate, private placement memorandum and a detailed subscription agreement. Some of the information contained herein is confidential and proprietary to the Company and the presentation is provided to the recipient with the express understanding that without the prior written permission of the Issuer, such recipient will not distribute or release the information contained herein, make reproductions of, or use it for any purpose other than determining whether the recipient wishes additional information regarding the Company or its plans. By accepting delivery of this presentation, the recipient agrees to return same to the Company if the recipient does not wish to receive any further information regarding the Company. We have filed a registration statement (including a preliminary prospectus) with the SEC for the offering to which this communication relates. The registration statement has not yet become effective. Before you invest, you should read the preliminary prospectus in that registration statement (including the risk factors described therein) and other documents that we have filed with the SEC for more complete information. You may access these documents for free by visiting Edgar on the SEC website at httpp://www.sec.gov CALIBERCO.COM | 8901 E MOUNTAIN VIEW RD, STE 150, SCOTTSDALE, AZ 85258 | 480.295.7600 2 T H E W E A L T H D E V E L O P M E N T C O M P A N Y Disclaimers

3 • Caliber has a 15-year track record and more than $2.9 billion in assets under management and assets under development • We invest in real estate assets in markets we know, primarily in the Western US • We create funds and investment strategies for accredited investors who want access to alternative assets • Public sponsor of private real estate investment strategies • Expert in distressed real estate investing, opportunity zones, and opportunistic • Completed our IPO in May of 2023 and listed our stock on Nasdaq: CWD Introducing Caliber (Nasdaq: CWD)

4 BEHAVIORAL HEALTH HOSPITAL HOSPITALITY/HOTEL MULTI-FAMILY HOUSING OPPORTUNITY ZONE ASSETS We Invest in Diverse Real Estate Asset Classes in the Middle Market

5T H E W E A L T H D E V E L O P M E N T C O M P A N Y The Best Opportunities are in the Middle-Market Middle-Market Assets • $5 to $50 million per project • Large opportunity set • Highly-fragmented market • Less competition • Caliber’s in-house services model enables access Middle Market Geographies • Demonstrated Population & Job Growth • Underserved in terms of financing options • Opportunity Zone tax incentives • Local tax incentives • Trends post-pandemic

Caliber Serves a Large and Growing Market for Alternative Investments 6T H E W E A L T H D E V E L O P M E N T C O M P A N Y 0 ‘10 2 4 6 8 10 12 14 16 18 20 ‘11 ‘12 ‘13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 ‘20* ‘21 ‘22 ‘23 ‘24 ‘25 A ss et s U n d er M an ag em en t ( $ tr ill io n ) 4.1 4.6 5.6 6.6 6.9 7.4 7.8 8.8 9.5 10.8 10.7 11.8 13.0 14.2 15.6 17.2 CAGR: 11.7% $23 Trillion in Alternative Global AUM Forecasted by 2026 23.0 ‘26 22 24 Source: Preqin Investor Survey, August 2020 *2020 figure is annualized on data to October. 2022-2026 are Preqin forecasts.

Majority of Investors Want Greater Access to Alternatives 7T H E W E A L T H D E V E L O P M E N T C O M P A N Y Source: Preqin Investor Survey, August 2020 *2020 figure is annualized on data to October. 2022-2026 are Preqin’s forecasted figures. Source: Preqin Stay the Same 2% 16% 55% 26% Will IncreaseWill Increase Significantly Will Decrease Significantly Will Decrease 1% 0% 10% 20% 30% P ro p or ti on o f R es p on d en ts 40% 50% 60% Investor Intentions Regarding Allocations to Alternatives

8T H E W E A L T H D E V E L O P M E N T C O M P A N Y 29% of wealth management clients are currently invested in alternatives, a figure expected to rise 27% over the next three years to an estimated mean 37%. 1) WealthManagement.com survey Wealth Managers are Seeking Alternatives 6% 6% 9% 16% 28% 19% 14% 2% 100% (All) 75% - 99% 50% - 74% 25% - 49% 10% - 24% 5% - 9% 1% - 4% 0% (None) % of Clients Currently Invested in Alternatives Estimated mean = 29% Estimated median = 18% 6% 8% 16% 19% 31% 12% 6% 1% 100% (All) 75% - 99% 50% - 74% 25% - 49% 10% - 24% 5% - 9% 1% - 4% 0% (None) % of Clients Expected to be Invested in Alternatives Three Years from Now Estimated mean = 37% Estimated median = 18%

9T H E W E A L T H D E V E L O P M E N T C O M P A N Y Income Lending, CORE Plus, Value Add Growth Distressed and Special Situations, Adaptive Re-Use & Development Tax Planning/Reduction Opportunity Zone Funds, 1031 Investments Our Products Solve Customer Needs Desired Outcome Caliber Product Caliber seeks to build trust with our customers once and serve their real estate investment needs decade after decade, generation after generation

Caliber Has Multiple Fundraising Channels 10T H E W E A L T H D E V E L O P M E N T C O M P A N Y High Net-Worth Investors Registered Investment Advisors & Independent Broker-Dealers Family Offices Boutique Institutions Caliber Private Client Sales Caliber Wholesale Caliber Institutional

Caliber is Designed to Deliver Sustained Growth 11T H E W E A L T H D E V E L O P M E N T C O M P A N Y Raise Capital Grow Assets Under Management Grow Revenue Caliber’s model utilizes fundraising in its products to grow the tangible value of Caliber without dilutive corporate financings

Performance Fees Asset Management Fees We Have Multiple Revenue Streams 12T H E W E A L T H D E V E L O P M E N T C O M P A N Y Asset Services We Hire Ourselves at Market Rates Real Estate Development Real Estate Brokerage Construction Management Note: asset services performed in-house at market rates.

Source: Caliber’s estimates and internal research reviewing comparable business models Caliber Earns More Per Dollar in AUM 13T H E W E A L T H D E V E L O P M E N T C O M P A N Y Caliber’s Vertical Integration: Increased Control & Multiple Revenue Streams Traditional Asset Managers: Lower Control & Fewer Revenue Opportunities Asset Management Performance Fees (Carried Interest) Fund Administration & Marketing Financing Fees Organizational & Offering Fees Development & Construction Real Estate Brokerage Low-Margin, High-Volume Services In-House Revenues Outsourced Asset Management Performance Fees (Carried Interest) All Additional Services Outsourced In-House Revenues Caliber has optimized in-house and third-party services to maximize control and profitability

Revenue Growth Driven by Annual Recurring Fees 14T H E W E A L T H D E V E L O P M E N T C O M P A N Y Annual Run Rate Asset Management Revenue Run Rate Caliber uses the Run Rate to demonstrate how annualized asset management fees change as compared to prior periods For Every $100M Invested Caliber Earns 1% to 1.5% in Asset Management Fees2) or $1M to $1.5M Asset Management Fees (for month ended 9/30/23) $0.8M X Months in the Year 12 = Annualized Revenue $9.8M 1) Fiscal 2022 asset management fees = $8.3M 2) Asset Management Fees from funds are generally based on 1.0% to 1.5% of the unreturned capital contributions in a particular fund and include reimbursement for costs incurred on behalf of the fund, including an allocation of certain overhead costs. The Company earns an asset management fee of 0.70% of the Caliber Hospitality Trust’s enterprise value and is reimbursed for certain costs incurred on behalf of the Caliber Hospitality Trust. Increase vs FY22 +18%1)

Caliber Hospitality Trust – Asset Management Fee Growth 15T H E W E A L T H D E V E L O P M E N T C O M P A N Y Using the Caliber infrastructure to launch public investment products • Externally advised private hospitality real estate investment trust (“CHT”) • $186M in Caliber-managed hotel assets contributed in Q1 2023 to seed CHT • $220m in 2nd Contribution signed with LTD, taking portfolio to $400m+ • Target portfolio value of $1b+ prior to a planned public offering • Caliber seeks to build a “middle-market” public hospitality company that offers a viable alternative to asset sales for third party contributors • Trust offers contributors a tax-deferred exchange, debt reduction, capital for renovations, and enhanced liquidity

AM Revenue Driven by Fundraising Success 16T H E W E A L T H D E V E L O P M E N T C O M P A N Y Caliber Could Expand Fundraising by Growing Sales Distribution Retail Salesforce Production Wholesale Salesforce Production Capital Expansion Average Annual Production per Salesperson Experienced $15 to $20 million Junior $5 to $10 million Average Annual Production per Salesperson Established Territories $35 to $50 million New Territories $20 to $35 million Source: Caliber’s estimates and internal research

Caliber BD/RIA Expansion – Recent Announcement 17T H E W E A L T H D E V E L O P M E N T C O M P A N Y • Skyway Capital Markets to serve as a managing broker-dealer for our funds’ primary investment products • Skyway is an independent managing broker dealer offering a comprehensive platform for the distribution of investment offerings to broker-dealers and registered investment advisors • Skyway will assist Caliber to build an internal wholesaling team that will lead distribution for the primary investment products of our funds under management Caliber formally expands its national wholesaling team National Wholesaling Team

Revenue Growth Focused on Asset Management Fees *During the year ended December 31, 2022 other revenue includes $2.3 million of performance allocation revenue related to the sale of GC Square Apartments multi-family property and $13.3 million of transaction and advisory fee revenue, which primarily consists of $4.2 million of fund set-up fees for Caliber Tax Advantaged Opportunity Zone Fund II, LLC, $3.5 million of construction management fees, $2.5 million of brokerage commissions, $1.0M of fund set-up fees for other funds, $1.0M of fund formation fees earned based on capital raised during the year, and $1.2M of loan guarantee and service fees. Source: Caliber reports 4.6% 47.6% 47.8% Diversified Revenue Streams* (2022 Revenue Share ) Management Fee Revenue Growing Steadily 18T H E W E A L T H D E V E L O P M E N T C O M P A N Y Performance Fees (Carried Interest) Grow with AUM and as funds mature Transaction & Advisory Fees Predictable income based upon AUM and Managed Capital growth Asset Management Fees Recurring revenue stream Offers potential hedge in rising interest rate and inflationary environment 34% 55% 11% 0 5,000 10,000 15,000 20,000 25,000 30,000 2016 2017 2018 2019 2020 2021 2022 R ev en u es ($ 0 0 0 s) Asset Management Fees Other 9%+ YoY Management Fee Growth

Caliber Leadership Innovates Over the Past 15 Years 19T H E W E A L T H D E V E L O P M E N T C O M P A N Y Experienced & Aligned Executive Leaders Chris Loeffler – CEO & Co-Founder Jennifer Schrader – President and COO & Co-Founder Jade Leung – CFO Roy Bade – Chief Development Officer John Hartman – CIO Yaron Ashkenazi – Head of Hospitality George Pace – EVP Revenue  Scaled Caliber to $2.9 billion in AUM and AUD, more than 2,000 customers and nearly 100 employees  Broad expertise spanning strategy, capital raising, new product development, real estate investment and development, strategic partnerships, operations, capital markets, and sales & marketing  Entrepreneurial, growth mindset coupled with a contrarian approach  Aligned with shareholders - ~50% stock ownership, including Co-Founders Note: AUD represents our current estimated costs to complete the development and construction of Assets Under Development projects.

Leading in Distressed Assets, Fundraising & Opportunity Zones 20T H E W E A L T H D E V E L O P M E N T C O M P A N Y  2008-2012 led on distressed real estate investing, auctions, non-performing notes, and special situations  Early leaders in Public Fundraising following the 2013 JOBS Act  Developed a fundraising engine that has amassed more than $600m in equity capital directly from high net worth investors  First to market in 2018 with a Qualified Opportunity Zone Fund  Launch of the Caliber Hospitality Trust (CHT) – the first new UPREIT at scale for hotels since the 2009-2011 era  Uniquely offering a publicly listed sponsor of private funds via CWD, a growing need for RIAs & BDs Track Record of Innovation

Independent Board Committed to Strong Corporate Governance 21T H E W E A L T H D E V E L O P M E N T C O M P A N Y • Chris Loeffler – Chief Executive Officer & Co-Founder • Jennifer Schrader – President, Chief Operating Officer & Co-Founder • Dan Hansen – Lead Independent Director • William J. Gerber – Director • Michael Trzupek – Director • Lawrence X. Taylor – Director Commitment to Corporate Governance  5+ year history of public company reporting; Big 4 auditor  Established Board Committees and Charters  Commitment to sustainable business practices Public Company, Asset Management, Real Estate and Public Company Experience Our Directors

$56,033 $83,956 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 2021 2022 (0 0 0 s) 50% YoY Consolidated Revenue Growth Scaling Topline Growth (Fiscal 2022) 22T H E W E A L T H D E V E L O P M E N T C O M P A N Y Source: Caliber reports $3,642 $5,519 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2021 2022 (0 0 0 s) 52% Growth in Adjusted EBITDA Net Income (Loss) (per common share) $(0.03) 2021 $0.11 2022 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 2021 2022 (0 0 0 s) 50% YoY Total Segment Revenue Growth Asset Mgmt Fees Performance Transaction

$19,506 $17,025 $- $5,000 $10,000 $15,000 $20,000 $25,000 Q3'22 Q3'23 (0 0 0 s) Total Consolidated Revenue 3rd Quarter Summary Results 23T H E W E A L T H D E V E L O P M E N T C O M P A N Y Source: Caliber reports Net Income (Loss) (per common share) $0.22 Q3’22 $(0.16) Q3’23 $8,399 $3,728 $- $2,000 $4,000 $6,000 $8,000 $10,000 Q3'22 Q3'23 (0 0 0 s) Total Segment Revenue Asset Mgmt Fees Performance Transaction Total Caliber Adj. EBITDA (Loss) (000’s) $5,659 Q3’22 $(1,511) Q3’23

Path Forward for Enterprise Value Growth 24T H E W E A L T H D E V E L O P M E N T C O M P A N Y Fundraising Product Innovation Acquisitions

1. Large and growing addressable market opportunity - alternative asset management 2. Unique focus on attractive and overlooked middle-market real estate investment opportunities 3. In-house fundraising drives growth with non-dilutive capital 4. Multiple revenue streams and value creation at each step in real estate investment process 5. Demonstrated ability to drive revenue and EBITDA 6. Aligned, experienced management team and board members Why Invest in Caliber? 25T H E W E A L T H D E V E L O P M E N T C O M P A N Y Building on a 15-year track record of profitable growth and success to deliver sustained growth and returns to shareholders

https://www.caliberco.com/ CaliberCos NASDAQ: CWD Contacts: Chris Loeffler, CEO Chris.Loeffler@CaliberCo.com Lisa Fortuna, Investor Relations, Financial Profiles lfortuna@finprofiles.com

Appendix 27T H E W E A L T H D E V E L O P M E N T C O M P A N Y

3rd Quarter – Summary Highlights 28T H E W E A L T H D E V E L O P M E N T C O M P A N Y • Fair value assets under management of $822.5 million • Asset management fees of $1.3 million • Managed capital of $412.4 million • Total revenues of $17.0 million • Asset management revenue of $2.4 million • Asset management revenue run rate of $9.8 million • Net loss attributable to Caliber of $3.4 million, or $0.16 per diluted share • Adjusted EBITDA loss of $1.5 million Financial Measures Metrics Corporate • Contribution agreement with L.T.D. Hospitality Group of 9 hotel properties to Caliber Hospitality Trust. • Received the first $5.0 million tranche of a planned investment into CHT of up to $50.0 million from a family office group. • Sold Northsight Crossing Retail Center for $27.4 million, resulting in net cash proceeds of ~$12.2 million, a gain on the sale of real estate of ~$5.0 million, and a loss on the extinguishment of debt of ~$0.2 million. Originally purchased in January 2022 for $21.1 million. • Signed first selling agreement with a regional broker dealer for investments in Caliber-sponsored products – expected to increase Caliber fundraising. • Announced financial targets: cumulative fundraising of $750 million for the period, 2024-2026; AUM target of $3 billion by year-end, 2026; annualized segment revenue of $50 million by year-end, 2026.

GAAP Income Statement 29T H E W E A L T H D E V E L O P M E N T C O M P A N Y Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 Revenues Asset management fees $ 1,273 $ 982 $ 3,784 $ 3,048 Performance allocations 36 103 2,474 2,508 Transaction and advisory fees 1,043 5,890 2,462 8,261 Consolidated funds – hospitality revenue 12,526 10,988 52,008 43,801 Consolidated funds – other revenue 2,147 1,543 6,264 4,871 Total revenues 17,025 19,506 66,992 62,489 Expenses Operating costs 4,881 3,203 16,205 8,421 General and administrative 1,672 1,252 4,914 5,389 Marketing and advertising 210 288 888 1,293 Depreciation and amortization 140 7 409 23 Consolidated funds – hospitality expenses 18,644 14,960 59,676 44,786 Consolidated funds – other expenses 2,883 1,677 6,757 6,146 Total expenses 28,430 21,387 88,849 66,058 CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

GAAP Income Statement (cont.) 30T H E W E A L T H D E V E L O P M E N T C O M P A N Y CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) Consolidated funds - gain on sale of real estate investments — — — 21,530 Other income (loss), net 414 25 1,479 241 Gain on extinguishment of debt — 1,421 — 1,421 Interest income 85 109 279 112 Interest expense (1,316) (341) (3,408) (685) Net (loss) income before income taxes (12,222) (667) (23,507) 19,050 Provision for income taxes — — — — Net (loss) income (12,222) (667) (23,507) 19,050 Net (loss) income attributable to noncontrolling interests (8,813) (5,067) (13,165) 14,561 Net (loss) income attributable to CaliberCos Inc. (3,409) 4,400 (10,342) 4,489 Basic net (loss) income per share attributable to common stockholders $ (0.16) $ 0.24 $ (0.53) $ 0.25 Diluted net (loss) income per share attributable to common stockholders $ (0.16) $ 0.22 $ (0.53) $ 0.23 Weighted average common shares outstanding: Basic 21,238 18,229 19,688 18,033 Diluted 21,238 20,074 19,688 19,878

GAAP Balance Sheet 31T H E W E A L T H D E V E L O P M E N T C O M P A N Y September 30, 2023 December 31, 2022 Assets Cash $ 995 $ 1,921 Restricted cash 2,479 23 Real estate investments, net 21,383 2,065 Due from related parties 6,498 9,646 Investments in unconsolidated entities 3,290 3,156 Operating lease - right of use assets 204 1,411 Prepaid and other assets 2,629 5,861 Assets of consolidated funds Cash 4,536 5,736 Restricted cash 10,407 8,254 Real estate investments, net 219,140 196,177 Accounts receivable, net 2,434 2,228 Notes receivable - related parties 31,184 28,229 Due from related parties 27 15 Operating lease - right of use assets 8,785 8,769 Prepaid and other assets 10,739 5,343 Total assets $ 324,730 $ 278,834 CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (AMOUNTS IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)

GAAP Balance Sheet (cont.) 32T H E W E A L T H D E V E L O P M E N T C O M P A N Y CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (AMOUNTS IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA) September 30, 2023 December 31, 2022 Liabilities and Stockholders’ Equity Notes payable $ 54,254 $ 14,653 Notes payable - related parties — 365 Accounts payable and accrued expenses 6,852 6,374 Buyback obligation — 12,391 Due to related parties 87 171 Operating lease liabilities 125 1,587 Other liabilities 535 64 Liabilities of consolidated funds Notes payable, net 147,779 134,256 Notes payable - related parties 12,799 6,973 Accounts payable and accrued expenses 11,949 9,252 Due to related parties 210 68 Operating lease liabilities 12,397 12,461 Other liabilities 2,987 3,030 Total liabilities 249,974 201,645

GAAP Balance Sheet (cont.) 33T H E W E A L T H D E V E L O P M E N T C O M P A N Y CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (AMOUNTS IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA) Commitments and Contingencies Preferred stock Series B, $0.001 par value; 12,500,000 shares authorized, no shares issued and outstanding as of September 30, 2023 and 1,651,302 shares issued and outstanding as of December 31, 2022 — — Common stock Class A, $0.001 par value; 100,000,000 shares authorized, 13,848,800 and 10,790,787 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively 14 11 Common stock Class B, $0.001 par value; 15,000,000 shares authorized, 7,416,414 shares issued and outstanding as September 30, 2023 and December 31, 2022 7 7 Paid-in capital 38,723 33,108 Less treasury stock, at cost, 277,342 shares repurchased and 3,432,351 forward repurchase shares as of December 31, 2022. As of September 30, 2023, there was no treasury stock or forward repurchase shares — (13,626) Accumulated deficit (34,469) (22,709) Stockholders’ equity (deficit) attributable to CaliberCos Inc. 4,275 (3,209) Stockholders’ equity attributable to noncontrolling interests 70,481 80,398 Total stockholders’ equity 74,756 77,189 Total liabilities and stockholders’ equity $ 324,730 $ 278,834

EBITDA and Adjusted EBITDA Reconciliation 34T H E W E A L T H D E V E L O P M E N T C O M P A N Y NON-GAAP INCOME STATEMENT (AMOUNTS IN THOUSANDS) Three Months Ended September 30, 2023 2022 Net loss $ (12,222) $ (667) Interest expense 1,316 342 Depreciation expense 140 15 Consolidated funds’ EBITDA adjustments 7,210 4,810 Consolidated EBITDA (3,556) 4,500 Share buy-back — 78 Stock-based compensation 393 170 Severance payments 6 — Consolidated Adjusted EBITDA (3,157) 4,748 Intercompany eliminations 2,002 1,615 Non-controlling interest Adjusted EBITDA eliminations (356) (704) Caliber Adjusted EBITDA $ (1,511) $ 5,659

NON-GAAP Reconciliation 35T H E W E A L T H D E V E L O P M E N T C O M P A N Y FUND MANAGEMENT SEGMENT (AMOUNTS IN THOUSANDS) Three Months Ended September 30, 2023 2022 $ Change % Change Revenues Asset management fees $ 2,428 $ 1,927 $ 501 26.0 % Performance allocations 24 103 (79) (76.7)% Transaction and advisory fees 560 5,008 (4,448) (88.8)% Total revenues 3,012 7,038 (4,026) (57.2)% Expenses Operating costs 4,228 2,661 1,567 58.9 % General and administrative 1,549 1,184 365 30.8 % Marketing and advertising 208 287 (79) (27.5)% Depreciation and amortization 34 7 27 385.7% Total expenses 6,019 4,139 1,880 45.4 % Other expense, net 11 (3) 14 (466.7)% Gain on extinguishment of debt — 1,421 (1,421) (100.0)% Interest expense (1,128) (326) (802) 246.0% Interest income 729 108 621 575.0% Net loss $ (3,395) $ 4,099 $ (7,494) (182.8)%

NON-GAAP Reconciliation 36T H E W E A L T H D E V E L O P M E N T C O M P A N Y DEVELOPMENT SEGMENT (AMOUNTS IN THOUSANDS) Three Months Ended September 30, 2023 2022 $ Change % Change Revenues Transaction and advisory fees $ 516 $ 1,182 $ (666) (56.3)% Total revenues 516 1,182 (666) (56.3)% Expenses Operating costs 394 321 73 22.7% General and administrative 78 45 33 73.3% Depreciation and amortization — 8 (8) (100.0)% Total expenses 472 374 98 26.2% Other expense, net — 9 (9) (100.0)% Net income $ 44 $ 817 $ (773) (94.6)%

NON-GAAP Reconciliation 37T H E W E A L T H D E V E L O P M E N T C O M P A N Y BROKERAGE SEGMENT (AMOUNTS IN THOUSANDS) Three Months Ended September 30, 2023 2022 $ Change % Change Revenues Transaction and advisory fees $ 200 $ 179 $ 21 11.7% Total revenues 200 179 21 11.7% Expenses Operating costs 102 31 71 229.0% General and administrative 24 23 1 4.3% Marketing and advertising — — — — Depreciation and amortization 39 — 39 100.0% Total expenses 165 54 111 205.6% Other income, net 138 28 110 392.9% Gain on extinguishment of debt 1 — 1 100.0% Interest expense (189) (15) (174) 1160.0% Net (loss) income $ (15) $ 138 $ (153) (110.9) %

NON-GAAP Reconciliation 38T H E W E A L T H D E V E L O P M E N T C O M P A N Y MANAGED CAPITAL (AMOUNTS IN THOUSANDS) Managed Capital Balances as of December 31, 2022 $ 383,189 Originations 12,050 Redemptions (2,742) Balances as of March 31, 2023 392,497 Originations 11,227 Redemptions (1,968) Balances as of June 30, 2023 401,756 Originations 12,958 Redemptions (2,268) Balances as of September 30, 2023 $ 412,446 September 30, 2023 December 31, 2022 Real Estate Hospitality $ 101,118 $ 102,071 Residential 72,501 62,819 Commercial 147,857 128,210 Total Real Estate 321,476 293,100 Credit(1) 79,758 74,766 Other(2) 11,212 15,323 Total $ 412,446 $ 383,189 ___________________________________________ (1) Credit managed capital represents loans made to Caliber’s investment funds by our diversified credit fund. (2) Other managed capital represents undeployed capital held in our diversified funds.

NON-GAAP Reconciliation 39T H E W E A L T H D E V E L O P M E N T C O M P A N Y FV AUM (AMOUNTS IN THOUSANDS) FV AUM Balances as of December 31, 2022 $ 745,514 Assets acquired(1) 28,604 Construction and net market appreciation 33,019 Assets sold or disposed (5,820) Credit(2) 4,242 Other(3) 1,360 Balances as of March 31, 2023 806,919 Assets acquired(1) — Construction and net market appreciation 19,095 Assets sold or disposed (595) Credit(2) 590 Other(3) (703) Balances as of June 30, 2023 825,306 Assets acquired(1) 780 Construction and net market appreciation 1,045 Assets sold or disposed (6,025) Credit(2) 160 Other(3) 1,204 Balances as of September 30, 2023 $ 822,470

NON-GAAP Reconciliation 40T H E W E A L T H D E V E L O P M E N T C O M P A N Y FV AUM (AMOUNTS IN THOUSANDS) September 30, 2023 December 31, 2022 Real Estate Hospitality $ 316,000 $ 319,300 Residential 148,600 86,900 Commercial 266,900 255,197 Total Real Estate 731,500 661,397 Credit(2) 79,758 74,766 Other(3) 11,212 9,351 Total $ 822,470 $ 745,514 ___________________________________________ (1) Assets acquired during the nine months ended September 30, 2023 include one development asset in Colorado, our headquarters office building, and one multi-family residential asset in Arizona. (2) Credit FV AUM represents loans made to Caliber’s investment funds by our diversified credit fund. (3) Other FV AUM represents undeployed capital held in our diversified funds.

Asset Management Revenue Run Rate. This is an estimate that annualizes asset management revenue, which are on a basis that deconsolidates the consolidated funds. Assets Under Development. We define development, redevelopment, construction, and entitlement projects that are underway or are in the planning stages as Assets Under Development (“AUD”). This category includes projects we are planning to build on undeveloped land. If all of these projects are brought to completion, the total cost capitalized to these projects, which represents total current estimated costs to complete the development and construction of such projects, is $2.2 billion, which we expect would be funded through a combination of undeployed fund cash, third-party equity, project sales, tax credit financing and similar incentives, and secured debt financing. We are under no obligation to complete these projects and may dispose of any such assets at any time. There can be no assurance that assets under development will ultimately be developed or constructed because of the nature of the cost of the approval and development process and market demand for a particular use. In addition, the mix of residential and commercial assets under development may change prior to final development. The development of these assets will require significant additional financing or other sources of funding, which may not be available. Consolidated EBITDA and Consolidated Adjusted EBITDA. We present EBITDA and Adjusted EBITDA, which are not recognized financial measures under U.S. GAAP, as supplemental disclosures because we regularly review these measures to evaluate our funds, measure our performance, identify trends, formulate financial projections and make strategic decisions. Consolidated EBITDA represents the Company’s and the consolidated funds’ earnings before net interest expense, income taxes, depreciation and amortization. Consolidated Adjusted EBITDA represents Consolidated EBITDA as further adjusted to exclude stock-based compensation, transaction fees, expenses and other public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, the share repurchase costs related to the Company’s Buyback Program, litigation settlements, expenses recorded to earnings relating to investment deals which were abandoned or closed, any other non-cash expenses or losses, as further adjusted for extraordinary or non-recurring items. Caliber Adjusted EBITDA represents Consolidated Adjusted EBITDA on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to CaliberCos Inc. and is consistent with performance models and analysis used by management. When analyzing our operating performance, investors should use these measures in addition to, and not as an alternative for, their most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. We generally use these non-U.S. GAAP financial measures to evaluate operating performance and for other discretionary purposes. We believe that these measures enhance the understanding of ongoing operations and comparability of current results to prior periods and may be useful for investors to analyze our financial performance because they eliminate the impact of selected charges that may obscure trends in the underlying performance of our business. Because not all companies use identical calculations, our presentation of Consolidated EBITDA, Consolidated Adjusted EBITDA, and Caliber Adjusted EBITDA may not be comparable to similarly identified measures of other companies. Consolidated EBITDA, Consolidated Adjusted EBITDA, and Caliber Adjusted EBITDA are not intended to be measures of free cash flow for our discretionary use because they do not consider certain cash requirements such as tax and debt service payments. These measures may also differ from the amounts calculated under similarly titled definitions in our debt instruments, which amounts are further adjusted to reflect certain other cash and non-cash charges and are used by us to determine compliance with financial covenants therein and our ability to engage in certain activities, such as incurring additional debt and making certain restricted payments. Definitions and Non-GAAP Measures 41T H E W E A L T H D E V E L O P M E N T C O M P A N Y

Fair Value Assets Under Management (“FV AUM”). FV AUM is defined as the aggregate fair value of the real estate assets the Company manages from which it derives management fees, performance revenues and other fees and expense reimbursements. We estimate the value of these assets quarterly to help make sale and hold decisions and to evaluate whether an existing asset would benefit from refinancing or recapitalization. This also gives us insight into the value of our carried interest at any point in time. We also utilize FV AUM to predict the percentage of our portfolio which may need development services in a given year, fund management services (such as refinance), and brokerage services. As we control the decision to hire for these services, our service income is generally predictable based upon our current portfolio AUM and our expectations for AUM growth in the year forecasted. Managed Capital. We define managed capital as the total equity capital raised by the Company from investors for its investment funds. We use this information to monitor, among other things, the amount of ‘preferred return’ that would be paid at the time of a distribution and the potential to earn a performance fee over and above the preferred return at the time of the distribution. Our asset management fees are based on a percentage of managed capital and monitoring the change and composition of managed capital provides relevant data points for Caliber management to further calculate and predict future earnings. Definitions and Non-GAAP Measures 42T H E W E A L T H D E V E L O P M E N T C O M P A N Y